THE CASH MANAGEMENT TRUST OF AMERICA
THE U.S. TREASURY MONEY FUND OF AMERICA
THE TAX-EXEMPT MONEY FUND OF AMERICA

ANNUAL REPORT
for the year ended September 30, 1995

[The American Funds Group(R)]

THE CASH MANAGEMENT TRUST OF AMERICA,
THE U.S. TREASURY MONEY FUND OF AMERICA
and THE TAX-EXEMPT MONEY FUND OF AMERICA have much in common. Each gives shareholders a way to earn income on cash reserves while seeking to preserve capital and maintain liquidity.

THE CASH MANAGEMENT TRUST OF AMERICA(R) seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through high-quality money market instruments.

THE U.S. TREASURY MONEY FUND OF AMERICA(SM)seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities maturing in one year or less.

THE TAX-EXEMPT MONEY FUND OF AMERICA(SM) seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities maturing in one year or less.

FOR CURRENT YIELDS, PLEASE CALL TOLL-FREE 800/421-8068.

ABOUT OUR COVER: Whether the goal is saving for a home, a vacation, a college education or a secure retirement, many shareholders consider their money market funds to be part of a diversified investment portfolio that also includes stocks and bonds.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. THE RETURN ON AN INVESTMENT IN THESE FUNDS WILL VARY. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THERE CAN BE NO ASSURANCE THAT THE FUNDS' NET ASSET VALUES WILL REMAIN CONSTANT AT $1.00.

Yields representing the 7 days ending each month, annualized, for the past fiscal year

                 The Cash           The U.S.              The
                 Management         Treasury Money        Tax-Exempt
                 Trust of           Fund of America       Money Fund of
                 America                                  America

10/94            4.40%              4.02%                 2.66%

11/94            4.63               4.33                  2.96

12/94            5.34               4.78                  3.75

1/95             5.35               4.85                  2.95

2/95             5.46               4.98                  3.45

3/95             5.57               5.15                  3.33

4/95             5.54               5.13                  3.54

5/95             5.52               5.07                  3.48
6/95             5.44               5.03                  3.14

7/95             5.31               4.98                  2.80

8/95             5.29               4.86                  3.00

9/95             5.26               4.86                  3.19


FELLOW SHAREHOLDERS:

As the direction of short-term interest rates shifted dramatically, the American Funds money market funds saw their yields rise and then fall during fiscal 1995. The end result, however, was that all three portfolios served as suitable investments for your cash reserves, offering stability of principal and annual income returns that outpaced inflation. Later, we will discuss the environment in which these results were produced.

For the 12 months ended September 30, THE CASH MANAGEMENT TRUST OF AMERICA'S income return was 5.34% with your monthly dividends reinvested, up from 3.10% in the previous fiscal year. By comparison, the rate of inflation was 2.54% in fiscal '95 as measured by the Consumer Price Index. As you can see by the listing that begins on page 4, 88% of the fund's assets is concentrated in top-quality commercial paper. Other investments may include federal agency discount notes, certificates of deposit and bankers' acceptances.

THE U.S. TREASURY MONEY FUND OF AMERICA'S income return for the 12 months through September 30 came to 4.89% with dividends reinvested. In fiscal '94, the fund reported an income return of 2.89% for the year. Because 100% of the fund's earnings is derived from investments in U.S. Treasury securities, all of the income paid by the fund is exempt from state and local taxes in many states.

THE TAX-EXEMPT MONEY FUND OF AMERICA produced a federally tax-free income return of 3.14% with dividends reinvested for the annual reporting period, up from the 1.98% reported the previous fiscal year. Investors in the maximum 39.6% federal tax bracket would have to earn a taxable return of 5.20% to equal the fund's 3.14% tax-free return. In the 28% bracket, the taxable equivalent would be 4.36%. Depending on where you live, a portion of the income you receive from this fund may also be exempt from state and local taxes.

THE INTEREST RATE ENVIRONMENT

While short-term interest rates and money market yields were on the rise at the start of fiscal 1995, the bond market began the year on a particularly wary note. It had just endured eight months of rising rates and plunging prices as the Federal Reserve tried to cool off a surging economy by steadily tightening short-term credit. The bond market braced for the possibility of another rate increase and, indeed, that is what happened. Once in November and then again in February, the Fed boosted the costs of borrowing for businesses and consumers by hiking short-term interest rates.

The yields on our money market funds, as you can see in the table on the facing page, reacted favorably to these moves since they typically mirror short-term interest rate trends. But, uncharacteristically, longer term bonds shrugged off the Fed's last two rate hikes and appeared to be positively influenced by other factors.

The results of last November's congressional elections encouraged bond investors to believe that the federal budget deficit might be reduced. Moreover, reports of moderate economic growth, continued low inflation and a slowdown in consumer spending reduced investors' fears of further interest rate increases, propelling a long, steady rise in bond prices throughout the spring. In July, the Federal Reserve cut the federal funds rate (the overnight loan rate between banks) a quarter of a percentage point in an attempt to stimulate economic growth - the first such easing in three years. This move reinforced the gradual descent of taxable money market yields.

CREDIT ANALYSIS

An important part of the responsibility of the funds' investment adviser, Capital Research and Management Company (CRMC), is the ongoing credit analysis of the issuers of commercial paper, certificates of deposit and tax-exempt money market instruments purchased by the funds. In performing this analysis, CRMC's credit analysts do not rely solely on information provided by the major credit rating services; rather, they do their own credit research, make their own judgments of creditworthiness, and present their recommendations for review and approval by CRMC's fixed-income investment committee. This process helps ensure an appropriately high level of quality among the holdings of each fund.

As you will see by some of the questions and answers on the pages that follow, our money market funds remain a convenient alternative for investors seeking relative safety and stability. We appreciate your continued confidence in us and look forward to providing you with more information in six months.

Cordially,

Paul G. Haaga, Jr.                           Abner D. Goldstine
Chairman of the Boards                       President

November 7, 1995

FREQUENTLY ASKED QUESTIONS ABOUT THE MONEY MARKET FUNDS IN THE AMERICAN FUNDS GROUP(R)

You already know that a money market fund can help you meet short-term and emergency needs, but did you know that it can also give a boost to a dollar cost averaging investment program? Or that it can help diversify a long-term investment portfolio?

Below, we answer some of the common questions shareholders have about their money market funds. For further information, you may wish to consult the following sources:

-  your securities dealer
-  your fund prospectus
-  American Funds Service Company, 800/421-0180
-  American FundsLine(R) (automated telephone response service),
   800/325-3590

(The services described here are subject to change or termination.)

Q. WHAT ARE THE CASH MANAGEMENT TRUST OF AMERICA, THE U.S. TREASURY MONEY FUND OF AMERICA AND THE TAX-EXEMPT MONEY FUND OF AMERICA?

A. They are three money market funds that each invest in different parts of the short-term securities market, but seek common goals: current income, capital preservation and liquidity (the ability to access your funds quickly). You can find a description of each of the funds' characteristics on the inside front cover of this report. Each of the funds declares dividends daily, and distributes the dividends once a month.

Q. IN WHAT DO THE FUNDS INVEST?

A. Each fund invests in high-quality, short-term, income-producing securities.

THE CASH MANAGEMENT TRUST OF AMERICA invests in:
- commercial paper (short-term "IOUs" issued by corporations)
-  certificates of deposit and bankers' acceptances
-  U.S. government securities
-  corporate bonds and notes

THE U.S. TREASURY MONEY FUND OF AMERICA invests in:
-  U.S. Treasury bills, notes and bonds

THE TAX-EXEMPT MONEY FUND OF AMERICA invests in:
- money market instruments issued by states or other public entities
- municipal securities, including tax anticipation notes, construction loan notes, municipal commercial paper and general obligation bonds

Q. HOW SAFE IS MY INVESTMENT?

A. Our policy is to invest in only the highest rated money market instruments. Since maintaining stability of principal is a key priority, we have never included so-called "derivative" instruments among any of the funds' holdings.

Each fund endeavors to maintain a net asset value of $1.00 per share, and all three have suc cessfully done so since they began operations.

Q. HOW - AND HOW OFTEN - MAY I WITHDRAW CASH FROM MY ACCOUNT?

A. You may withdraw all or any part of your investment from your account in any of the three money market funds at any time by: 1) simply writing a check (see the following section); 2) calling American FundsLine; 3) contacting your securities dealer; or 4) contacting American Funds Service Company. You can also set up an automatic withdrawal program and take out $50 or more four to 12 times a year, depending on your balance.

Q. WHAT IS THE CHECK-WRITING PRIVILEGE AND HOW DOES IT WORK? IS THERE A CHARGE FOR CHECK WRITING?

A. The funds offer a free service that allows you to write checks for $250 or more against your account. Your money continues to earn daily interest until checks clear the funds' bank in New York state. To request this service, please call American Funds Service Company.

Q. MAY I EXCHANGE MY MONEY MARKET FUND SHARES FOR SHARES OF OTHER FUNDS IN THE AMERICAN FUNDS GROUP?

A. Yes. Many shareholders use this service to gradually move some of their holdings into longer term investments in The American Funds Group. When done on a consistent schedule, this investment technique is known as dollar cost averaging (see the box below). A sales charge may apply when you purchase other fund shares.

Automatic exchanges can be made in amounts of $50 or more. You may also have dividends from any of the three money market funds reinvested (without sales charge) into any of the other American Funds - or vice versa. For details, and for certain restrictions that may apply, please call American Funds Service Company. Exchanges constitute a sale and purchase for tax purposes.

Q. HOW WILL I KNOW HOW MUCH I'M EARNING AT ANY GIVEN TIME?

A. For a current yield quotation, please call toll-free 800/421-8068. Yields are also listed in the newspaper once a week, typically on Fridays. You may check your share balance around the clock with American FundsLine.

Q. HOW CAN THE FUNDS PROVIDE DIVERSIFICATION IN MY INVESTMENT PORTFOLIO?

A. Many investment professionals believe that to meet long-term goals it is necessary to allocate assets among several different types of investments, including stocks, bonds and short-term savings vehicles such as money market funds. A money market fund's role in a long-term investment program is to add stability and balance and to provide a base from which funds can be moved into other investments.

The services described here are subject to change or termination.

{Side Bar]

Q. WHAT IS DOLLAR COST AVERAGING?

A. Dollar cost averaging is an investment program that lets you use stock or bond market volatility to your advantage. Here's how it works: You invest a consistent amount in a stock or bond fund at regular intervals, such as once a month or every quarter. Many shareholders use funds from their money market accounts to practice this technique. As the market rises and falls, you may be able to purchase shares at a lower average cost than the average share price. Why? Because you purchase more shares when prices are down and fewer when they're up.

When stock or bond share prices fluctuate...

 ...use dollar cost averaging to lower your average purchase price.

Total shares acquired:                      82.3
Total cost of shares:                       $1,200

Average share price during period:          $15.17
(Share price for each month added together
[$182] and divided by 12 investments)

Dollar cost averaging share price:          $14.58
($1,200 divided by 82.3 shares)

Obviously, this example greatly exaggerates the volatility of most investments
- but it does illustrate why the concept works. You should keep in mind that dollar cost averaging neither ensures a profit nor protects against loss, and its success depends largely on your willingness to continue purchases through periods of declining prices.
[End Side Bar}

The Tax-Exempt Money Fund of America
Investment Portfolio, September 30, 1995

                                                                                   Principal          Market

                                                                  Yield at         Amount             Value

                                                                  Acquisition      (000)              (000)

Municipal Securities

---------------------------------------------------               -----------      ----------         ---------

ALABAMA - 1.93%

 The Industrial Development Board of the City of

  Montgomery, Pollution Control and Solid Waste

  Disposal Revenue Refunding Bonds (General

  Electric Company Project), Series 1990, TECP,

  3.60% 11/7/95                                                   3.60%            $2,000             $2,000

 Special Care Facilities Financing Authority of

  the City of Montgomery, Hospital Depreciable

  Assets Revenue Bonds, Series 1985, FGIC

  Insured, VRDN, 4.25% 10/4/95*                                   4.25             900                900



ALASKA - 5.32%

 Housing Finance Corporation General

  Purpose Bonds, 1991 Series C, VRDN,

  4.35% 10/2/95*                                                  4.35             3,500              3,500

 City of Valdez, Marine Terminal Revenue

  Refunding Bonds (ARCO Transportation

  Alaska, Inc. Project):

   1994 Series C, TECP, 3.50% 10/5/95                             3.50             1,300              1,300

   1994 Series A, TECP, 3.55% 11/10/95                            3.55             2,000              2,000

   1994 Series A, TECP, 3.70% 11/27/95                            3.70             1,200              1,200



ARIZONA - 4.22%

 The Industrial Development Authority of the City

  of Chandler, Floating Rate Monthly Demand

  Industrial Development Revenue Bonds

  (Parsons Municipal Services, Inc. Project),

  Series 1983, VRDN, 4.00% 10/13/95*                              4.00             1,000              1,000

 City of Mesa Municipal Development Corporation,

  Special Tax Update Bonds, Series 1985,

  TECP, 3.55% 10/24/95                                            3.55             1,000              1,000

 Salt River Project Agricultural Improvement

  and Power District, Promissory Notes, TECP:

   3.50% 11/2/95                                                  3.50             2,350              2,350

   3.70% 11/6/95                                                  3.70             2,000              2,000



ARKANSAS - 1.33%

 Board of Trustees of the University of Arkansas

  Various Facility Revenue Bonds (UAMS

  Campus), Series 1994, VRDN, 4.35% 10/2/95*                      4.35             2,000              2,000



CALIFORNIA - 4.89%

 State 1994 Revenue Anticipation Warrants,

  FGIC Insured, 5.75% 4/25/96                                     3.80             4,000              4,042

 County of Los Angeles, 1994-95 Tax and

  Revenue Anticipation Notes, 4.50% 7/1/96                        3.97             3,300              3,312



FLORIDA - 4.30%

 Sunshine State Governmental Financing

  Commission Revenue Bonds, Series 1986, TECP,

  3.55% 11/6/95                                                   3.55             1,000              1,000

 Jacksonville Electric Authority Electric System,

  Tax-Exempt Commercial Paper Notes, Series C-1,

  TECP, 3.80% 10/18/95                                            3.80             2,800              2,800

 City of Orlando, Waste Water System Refunding

  Revenue Bonds, 1993 Series A, 3.80% 10/1/95                     3.45             1,465              1,465

 Pinellas County Educational Facilities Authority

  Refunding Program Revenue Bonds, Series 1985

 (Pooled Independent Higher Education Institutions

 Loan Program) Adjustable Convertible Extendable

 Securities, TECP, 3.65% 11/13/95                                 3.65             1,200              1,200



GEORGIA - 2.73%

 State General Obligation Bond,

  1993 Series F, 6.50% 12/1/95                                    3.76             2,500              2,512

 Development Authority of Burke County,

  Adjustable Tender Pollution Control Revenue

  Bonds (Oglethorpe Power Corporation Vogtle

  Project), Series 1992A, TECP, 3.70% 10/25/95                    3.70             1,600              1,600



HAWAII - 3.92%

 Department of Budget and Finance of the State of

  Hawaii, Special Purpose Revenue Bonds (Kuakini

  Medical Center Project), Floating Rate Monthly

  Demand, Series 1984, VRDN, 3.90% 10/2/95*                       3.90             800                800

 Housing Finance and Development Corporation,

  Affordable Rental Housing Program Revenue

  Bonds, 1993 Series A, VRDN, 4.45% 10/2/95*                      4.45             1,000              1,000

 City and County of Honolulu, General Obligation

  Bond Anticipation Notes, TECP:

   3.70% 10/4/95                                                  3.70             2,600              2,600

   3.55% 10/11/95                                                 3.55             1,500              1,500



ILLINOIS - 6.22%

 Health Facilities Authority Revenue Bonds

  (Hospital Sisters Services Inc. Obligated

  Group Project), Series 1985 E, MBIA Insured,

  VRDN, 4.25% 10/4/95*                                            4.25             1,500              1,500

 Health Facilities Authority Unit Priced Demand

  Adjustable Revenue Bonds, Alexian Brothers

  Health System, Inc. (Alexian Brothers Medical

  Center Inc. Project), Series 1985D, MBIA

  Insured, TECP:

   3.65% 10/6/95                                                  3.65             4,250              4,250

   3.55% 10/20/95                                                 3.55             1,100              1,100

 City of Chicago General Obligation Tender Notes

  Series 1994A, 3.50% Mandatory Put 10/31/95                      3.50             2,500              2,500



INDIANA - 3.75%

 Jasper County, Variable Rate Demand Pollution

  Control Refunding Revenue Bonds (Northern

  Indiana Public Service Company Project),

  Series 1988C, TECP:

   3.75% 10/17/95                                                 3.75             2,000              2,000

   3.85% 10/20/95                                                 3.85             1,400              1,400

 City of Sullivan, Floating/Fixed Rate Pollution

  Control Revenue Bonds (Hoosier Energy Rural

  Electric Cooperative, Inc. Project):

   Series 1985-L5, TECP, 3.85% 10/23/95                           3.85             1,235              1,235

   Series 1985-L2, TECP, 3.60% 11/15/95                           3.60             1,000              1,000



KANSAS - 2.99%

 City of Burlington Pollution Control

  Refunding and Improvement Revenue Bonds

  (Kansas City Power & Light Company Project):

   Series 1985, TECP, 3.60% 10/11/95                              3.60             2,000              2,000

   TECP, 3.50% 11/1/95                                            3.50             1,500              1,500

   Series 1987B, TECP, 3.75% 11/14/95                             3.75             1,000              1,000



KENTUCKY - 2.20%

 Pendleton County Multi-County Lease

  Revenue Bonds (Kentucky Association of

  Counties Leasing Trust Program), Series

  1989, Money Market Municipal,

  3.60% 10/10/95                                                  3.60             3,300              3,300



LOUISIANA - 2.99%

 Jefferson Parish Hospital Service District #2

  Hospital Revenue Bonds, Series 1985, FGIC

  Insured, VRDN, 4.30% 10/2/95*                                   4.30             2,100              2,100

 Lake Charles Harbor and Terminal District

  Flexible Demand Port Facilities Revenue

  Bonds (CITGO Petroleum Corp. Project),

  Series 1984, VRDN, 4.20% 10/2/95*                               4.20             1,400              1,400

 Public Facilities Authority Hospital

  Revenue and Refunding Bonds (Willis-

  Knighton Medical Center Project), Series

  1993, VRDN, 4.40% 10/4/95*                                      4.40             1,000              1,000



MARYLAND - 3.08%

 Anne Arundel County Economic Development

  Revenue Bonds (Baltimore Gas and Electric

  Company Project), Series 1988, TECP:

   3.75% 10/3/95                                                  3.75             1,400              1,400

   3.95% 10/23/95                                                 3.95             2,240              2,240

 Howard County, Adjustable Line Exempt

  Securities Consolidated Public Improvement

  Bond Anticipation Notes, Series A, TECP,

  3.65% 11/14/95                                                  3.65             1,000              1,000



MINNESOTA - 2.55%

 Housing Finance Agency Single-Family

  Mortgage Bonds, 1993 Series F, 5.25%

  Mandatory Put 1/16/96                                           5.25             840                840

 Regents of the University of Minnesota,

  Variable Rate Demand Bonds:

   Series 1985G, 3.60% Optional Put 2/1/96                        3.60             2,000              2,000

   Series 1985E, TECP, 4.40% 10/2/95                              4.40             1,000              1,000



MISSOURI - 3.72%

 State Environmental Improvement and Energy

  Resources Authority of the State of Missouri

  Unit Priced Demand Adjustable Pollution

  Control Revenue Bonds (Union Electric Company

  Project) Series 1985A, TECP:

   3.65% 10/25/95                                                 3.65             1,000              1,000

   3.70% 11/8/95                                                  3.70             1,000              1,000

 Higher Education Loan Authority Adjustable

  Rate Demand Student Loan Revenue Bonds, VRDN:

   Series 1990 B, 4.50% 10/2/95*                                  4.50             1,000              1,000

   Series 1990 A, 4.50% 10/2/95*                                  4.50             1,600              1,600

 City of Columbia, Special Obligation

  Insurance Reserve Bonds, Series 1988 A,

  VRDN, 4.40% 10/4/95*                                            4.40             1,000              1,000



MONTANA - 1.38%

 State Board of Housing, Single-Family

  Mortgage Bonds, 1987 Series B-2,

  4.60% Optional Put 10/1/95                                      4.60             1,070              1,070

 City of Forsyth, Flexible Demand Pollution

  Control Revenue Bonds (Portland General

  Electric Company Colstrip Project),

  Series 1983 A, VRDN, 4.25% 10/2/95*                             4.25             1,000              1,000



NEVADA - 0.86%

 Washoe County Water Facilities Revenue Bonds

  (Sierra Pacific Power Company Project),

  Series 1990, TECP, 3.60% 11/3/95                                3.60             1,300              1,300



NEW MEXICO - 1.26%

 Educational Assistance Foundation Student

  Loan Revenue Bonds, Series 1992-B, VRDN,

  4.50% 10/4/95*                                                  4.50             1,900              1,900



NORTH CAROLINA - 1.66%

 Educational Facilities Finance Agency Revenue

  Bonds (Duke University Project), VRDN:

   Series 1991 D, 4.35% 11/30/95*                                 4.35             1,500              1,500

   Series 1992 A, 4.35% 11/30/95*                                 4.35             1,000              1,000



PENNSYLVANIA - 3.26%

 Delaware County Industrial Development Authority

  Pollution Control Revenue Refunding Bonds

  (Philadelphia Electric Company Project):

   1988 Series B, TECP, 3.70% 10/20/95                            3.70             1,100              1,100

   Series 1988, TECP, 3.70% 10/26/95                              3.70             1,500              1,500

 Delaware County Industrial Development Authority

  Solid Waste Revenue Bonds (Scott Paper Company

  Project), Series 1984 D, VRDN, 4.40% 10/2/95*                   4.40             1,000              1,000

 Venango Industrial Development Authority

  Resource Recovery Revenue Bonds (Scrubgrass

  Project), 1990 Series A, TECP, 3.75% 10/16/95                   3.75             1,300              1,300



TENNESSEE - 3.99%

 State General Obligation Bond Anticipation

  Notes, Series 1994A, VRDN, 4.25% 10/2/95*                       4.25             2,000              2,000

 Health and Educational Facilities Board of the

  Metropolitan Government of Nashville and

  Davidson County, Hospital Revenue Bonds,

  (Baptist Hospital, Inc.), TECP, Series 1992,

  3.65% 10/13/95                                                  3.65             4,000              4,000



TEXAS - 7.18%

 City of Austin (Travis and Williamson Counties),

  Combined Utility Systems Notes, Series A, TECP:

   3.75% 10/16/95                                                 3.75             1,200              1,200

   3.80% 10/19/95                                                 3.80             1,400              1,400

   3.55% 11/9/95                                                  3.55             1,200              1,200

 Brazos Higher Education Authority, Inc. Student

  Loan Revenue Bonds, Series 1993B-1, VRDN,

  4.45% 12/5/95*                                                  4.45             1,000              1,000

 Harris County Health Facilities Development

  Corporation SCH Health Care System Unit Priced

  Demand Adjustable Revenue Bonds (Sisters of

  Charity of the Incarnate Word, Houston)

  Series 1985, TECP:

   3.55% 10/23/95                                                 3.55             1,000              1,000

   3.70% 10/26/95                                                 3.70             1,900              1,900

 Lower Neches Valley Authority Pollution Control

  Revenue Bonds (Chevron U.S.A. Inc. Project),

  Series 1987, 3.75% Optional Put 2/15/96                         3.75             1,000              999

 Municipal Power Agency Bond Anticipation Notes,

  TECP, 3.85% 10/24/95                                            3.85             1,000              1,000

 Program of Board of Regents of the Texas A&M

  University System Permanent University Fund

  Subordinate Lien Notes, Series B, TECP,

  3.70% 10/30/95                                                  3.70             1,100              1,100



UTAH - 4.32%

 State Board of Regents of the State of

  Utah, Student Loan Revenue Bonds, 1988

  Series C, VRDN, 4.50% 10/2/95*                                  4.50             1,100              1,100

 Intermountain Power Agency, Variable Rate Power

  Supply Revenue Bonds, 1985 Series F, 3.80%

  Optional Put 6/15/96                                            3.80             3,000              2,999

 Intermountain Power Agency, Variable Rate

  Power Supply Revenue and Refunding Bonds,

  1985 Series F2, TECP:

   3.65% 10/4/95                                                  3.65             1,000              1,000

   3.75% 10/12/95                                                 3.75             1,400              1,400



VIRGINIA - 10.10%

 Housing Development Authority, Commonwealth

  Mortgage Bonds, 1993 Series F, Subseries F-STEM:

   3.70% Mandatory Put 10/12/95                                   3.70             2,500              2,500

   3.55% Mandatory Put 11/16/95                                   3.55             2,500              2,500

 Industrial Development Authority of the City

  of Norfolk Hospital Revenue Bonds (Sentara

  Hospitals-Norfolk Project), Series 1990A, TECP:

   3.85% 10/20/95                                                 3.85             1,200              1,200

   3.85% 10/24/95                                                 3.85             1,700              1,700

 Industrial Development Authority of the Town of

  Louisa Pollution Control Revenue Bonds (Virginia

  Electric and Power Company), Series 1984,

  Money Market Municipal:

   3.85% 10/27/95                                                 3.85             2,000              2,000

   3.85% 10/30/95                                                 3.85             1,600              1,600

 Alexandria Industrial Development Authority

  Resource Recovery, VRDN, 4.65% 10/2/95*                         4.65             1,400              1,400

 Industrial Development Authority of the County

  of Chesterfield, Money Market Municipals

  Pollution Control Revenue Bonds (Virginia

  Electric and Power Company Project),

  Series 1987B, TECP:

  3.85% 10/17/95                                                  3.85             1,000              1,000

  3.85% 10/19/95                                                  3.85             1,300              1,300



WASHINGTON - 1.60%

 Student Loan Finance Association,

  Guaranteed Student Loan Program, 1988

  Series B, VRDN, 4.05% 12/31/95*                                 4.05             1,000              1,000

 Port of Seattle General Obligation Bonds,

  Series 1985, VRDN, 4.25% 10/2/95*                               4.25             1,400              1,400



WEST VIRGINIA - 3.62%

 The County Commission of Marion County Solid

  Waste Disposal Facility Revenue Bonds, 1990

  Series A (Grant Town Congeneration Project),

  VRDN, 4.50% 10/4/95*                                            4.50             1,700              1,700

 Public Energy Authority Energy Revenue Bonds

  (Morgantown Energy Associates Project),

  1989 Series A, TECP:

   3.55% 10/5/95                                                  3.55             1,750              1,750

   3.80% 11/27/95                                                 3.80             2,000              2,000



WISCONSIN - 0.80%

 State Operating Notes of 1995, 4.50%

  6/17/96                                                         3.80             1,200              1,205



WYOMING - 1.33%

 Lincoln County Pollution Control Revenue Bonds

  (Exxon Project), VRDN, 4.65% 10/2/95*                           4.65             1,400              1,400

 Lincoln County Pollution Control Revenue

  Refunding Bonds (PacifiCorp Projects),

  Series 1991, TECP, 3.65% 11/17/95                               3.65             1,000              1,000

 Sweetwater County Pollution Control

  Revenue Bonds (PacifiCorp Projects),

  Series 1990A, VRDN, 4.35% 10/2/95*                              4.35             2,000              2,000

                                                                                   ----------         ---------

 Total Tax-Exempt Securities (cost: $149,076,000)                                  149,000            149,069



Excess of cash, prepaid expenses, and receivables

 over payables                                                                                        1,353

                                                                                                      ---------

Net Assets                                                                                            $150,422

                                                                                                      =========

*Coupon rates may change periodically; yield at

 acquisition reflects current coupon rate.


See Notes to Financial Statements


THE TAX-EXEMPT MONEY FUND OF AMERICA
FINANCIAL STATEMENTS

--------------------------------------                 ------------     ------------

STATEMENT OF ASSETS AND LIABILITIES

AT SEPTEMBER 30, 1995                                  (DOLLARS IN      THOUSANDS)

-------------------------------------                  ------------     ------------

ASSETS:

INVESTMENT SECURITIES AT MARKET

 (COST: $149,076)                                                       $149,069

CASH                                                                    1,859

RECEIVABLES FOR--

 SALES OF FUND'S SHARES                                $576

 ACCRUED INTEREST                                      950              1,526

                                                       ------------     ------------

                                                                        152,454

LIABILITIES:

PAYABLES FOR--

 PUCHASES OF INVESTMENTS                               1,531

 REPURCHASES OF FUND'S SHARES                          421

 DIVIDENDS PAYABLE                                     24

 MANAGEMENT SERVICES                                   56               2,032

                                                       ------------     ------------

NET ASSETS AT SEPTEMBER 30, 1995 --

 EQUIVALENT TO $1.00 PER SHARE ON

 150,434,168 SHARES OF BENEFICIAL

 INTEREST ISSUED AND OUTSTANDING;

 UNLIMITED SHARES AUTHORIZED                                            $150,422

                                                                        =============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 1995                  (DOLLARS IN      THOUSANDS)

                                                       ------------     ------------

INVESTMENT INCOME:

INCOME:

 INTEREST                                                               $ 5,946



EXPENSES:

 MANAGEMENT SERVICES FEE                               $699

 DISTRIBUTION EXPENSES                                 96

 TRANSFER AGENT FEE                                    152

 REPORTS TO SHAREHOLDERS                               6

 REGISTRATION STATEMENT AND PROSPECTUS                 93

 POSTAGE, STATIONERY AND SUPPLIES                      55

 TRUSTEES' FEES                                        16

 AUDITING AND LEGAL FEES                               37

 CUSTODIAN FEE                                         8

 TAXES OTHER THAN FEDERAL INCOME TAX                   4

 OTHER EXPENSES                                        27

                                                       ------------------

  TOTAL EXPENSES BEFORE REIMBURSEMENT                  1,193

 REIMBURSEMENT OF EXPENSES                             161              1,032

                                                       ------------     ------------

NET INVESTMENT INCOME                                                   4,914

                                                                        ------------

REALIZED LOSS AND UNREALIZED

 DEPRECIATION ON INVESTMENTS:

NET REALIZED LOSS                                                       (12)

NET UNREALIZED

 DEPRECIATION ON INVESTMENTS:

 BEGINNING OF YEAR                                     (15)

 END OF YEAR                                           (7)

                                                       ------------

  NET CHANGE IN UNREALIZED

   DEPRECIATION ON INVESTMENTS                                          8

                                                                        ------------

 NET REALIZED LOSS AND UNREALIZED

  DEPRECIATION ON INVESTMENTS                                           (4)

                                                                        ------------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                        $4,910

                                                                        ============

STATEMENT OF CHANGES IN NET

 ASSETS                                                (DOLLARS IN      THOUSANDS)

----------------------------------------               -------------    -------------

                                                       YEAR ENDED       SEPTEMBER 30



                                                       1995             1994

OPERATIONS:                                            -------------    -------------

NET INVESTMENT INCOME                                  $ 4,914          $ 2,927

NET REALIZED (LOSS) GAIN                               (12)             10

NET INCREASE (DECREASE) IN UNREALIZED

 APPRECIATION (DEPRECIATION) ON INVESTMENTS            8                (4)

                                                       -------------    -------------

 NET INCREASE IN NET ASSETS

  RESULTING FROM OPERATIONS                            4,910            2,933

                                                       -------------    -------------

DIVIDENDS PAID TO SHAREHOLDERS                         (4,914)          (2,927)

                                                       -------------    -------------

CAPITAL SHARE TRANSACTIONS:

PROCEEDS FROM SHARES SOLD:

 254,916,915 AND 278,240,320

 SHARES, RESPECTIVELY                                  254,917          278,240

PROCEEDS FROM SHARES ISSUED IN

 REINVESTMENT OF NET INVESTMENT INCOME

 DIVIDENDS AND DISTRIBUTIONS OF NET

 REALIZED GAIN ON INVESTMENTS:

 4,518,581 AND 2,735,835 SHARES,

 RESPECTIVELY                                          4,519            2,736

COST OF SHARES REPURCHASED:

 279,235,665 AND 231,575,866

 SHARES, RESPECTIVELY                                  (279,236)        (231,576)

                                                       -------------    -------------

 NET (DECREASE) INCREASE IN NET ASSETS

  RESULTING FROM CAPITAL SHARE

  TRANSACTIONS                                         (19,800)         49,400

                                                       -------------    -------------

TOTAL (DECREASE) INCREASE IN NET ASSETS                (19,804)         49,406



NET ASSETS:

BEGINNING OF YEAR                                      170,226          120,820

                                                       -------------    -------------



END OF YEAR                                            $150,422         $170,226

                                                       =============    ==============


SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

1. The Tax-Exempt Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     The fund uses the penny-rounding method of valuing its shares, in accordance with Securities and Exchange Commission (SEC) rules. This method permits the fund to maintain a constant net asset value of $1.00 per share, provided the market value of the fund's shares does not deviate from $1.00 by more than one-half of 1% and the fund complies with other restrictions set forth in the SEC rules.

     Municipal securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Municipal securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of municipal securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their quoted bid and asked prices, or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. The maturities of variable or floating rate instruments are deemed to be the time remaining until the next interest rate adjustment date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Dividends are declared on a daily basis after the determination of the fund's net investment income and paid to shareholders on a monthly basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of September 30, 1995, unrealized depreciation for book and federal income tax purposes aggregated $8,000, which related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended September 30, 1995. During the year ended September 30, 1995, the fund realized, on a tax basis, a net capital loss of $11,000 on sales of securities. The cost of portfolio securities for book and federal income tax purposes was $149,076,000 at September 30, 1995.

3. The fee of $699,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.44% of the first $200 million of average net assets; 0.42% of such assets in excess of $200 million but not exceeding $600 million; 0.38% on that portion of net assets in excess of $600 million but not exceeding $1.2 billion; and 0.34% on that portion of net assets in excess of $1.2 billion.

     The Investment Advisory and Service Agreement provides for fee reductions to the extent that annual operating expenses exceed 0.75% of the average net assets of the fund during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 2, 1999. CRMC has also voluntarily agreed to waive its fees to the extent necessary to ensure that the Fund's expenses do not exceed 0.65% of the average net assets. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. There can be no assurance that this voluntary fee waiver will continue in the future. Fee reductions amounted to $161,000 for the year ended September 30, 1995.

     Pursuant to a Plan of Distribution with American Funds Distributors, Inc.
(AFD), the fund may expend up to 0.15% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1995, distribution expenses under the plan amounted to $96,000. As of September 30, 1995, accrued and unpaid distribution expenses were $7,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $152,000 under the terms of a contract that provides for transfer agency services to be performed for the fund.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1995, aggregate amounts deferred were $9,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are wholly owned subsidiaries of CRMC. Certain of the Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1995, accumulated undistributed net realized loss on investments was $12,000.

     The fund made purchases and sales of investment securities of $761,180,000 and $779,835,000, respectively, during the year ended September 30, 1995.

PER-SHARE DATA AND RATIOS

                                                                     YEAR ENDED SEPTEMBER 30


                                                       --------      --------      --------      --------      --------

                                                       1995          1994          1993          1992          1991

                                                       --------      --------      --------      --------      --------

NET ASSET VALUE, BEGINNING OF YEAR                     $1.000        $1.000        $1.000        $1.000        $1.000

                                                       --------      --------      --------      --------      --------

 INCOME FROM INVESTMENT OPERATIONS:

  NET INVESTMENT INCOME                                .031          .020          .019          .029          .045

                                                       --------      --------      --------      --------      --------

   TOTAL INCOME FROM INVESTMENT OPERATIONS             .031          .020          .019          .029          .045

                                                       --------      --------      --------      --------      --------

 LESS DISTRIBUTIONS:

  DIVIDENDS FROM NET INVESTMENT INCOME                 (.031)        (.020)        (.019)        (.029)        (.045)

                                                       --------      --------      --------      --------      --------

   TOTAL DISTRIBUTIONS                                 (.031)        (.020)        (.019)        (.029)        (.045)

                                                       --------      --------      --------      --------      --------

NET ASSET VALUE, END OF YEAR                           $1.000        $1.000        $1.000        $1.000        $1.000

                                                       ========      ========      ========      ========      ========

TOTAL RETURN                                           3.14%         1.98%         1.90%         2.96%         4.58%



RATIOS/SUPPLEMENTAL DATA:

 NET ASSETS, END OF YEAR (IN MILLIONS)                 $150          $170          $121          $108          $107

 RATIO OF EXPENSES TO AVERAGE NET ASSETS*              0.65%         .65%          .65%          .65%          .65%

 RATIO OF NET INCOME TO AVERAGE NET ASSETS             3.09%         1.99%         1.88%         2.95%         4.43%


*HAD CRMC NOT WAIVED FEES, THE FUND'S RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN .75%, .73%, .79%, .77% AND .74% FOR THE
YEARS ENDED SEPTEMBER 30, 1995, 1994, 1993, 1992, AND 1991, REPECTIVELY.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The Tax-Exempt Money Fund of
America

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Money Fund of America (the "Fund") at September 30, 1995, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
October 27, 1995

1995 Tax Information (Unaudited)

     We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

     Dividends received by retirement plans such as IRAs, Keogh-plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

     Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income qualify as exempt-interest dividends.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

THE CASH MANAGEMENT TRUST OF AMERICA

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE
Palos Verdes Estates, California
Private investor; former President and Chief Executive Officer, The Mission Group; former President, Southern California Edison Company

DIANE C. CREEL
Long Beach, California
Chairwoman, Chief Executive Officer and President, The Earth Technology Corporation (environmental engineering)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Los Angeles, California
President, Fuller & Company, Inc.
(financial management consulting)

ABNER D. GOLDSTINE
Los Angeles, California
President
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Boards
Senior Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
Pasadena, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and Chief Executive Officer, AECOM Technology Corporation (architectural engineering)

PETER C. VALLI
Long Beach, California
Chairman of the Board and Chief Executive Officer, BW/IP
International, Inc. (industrial
manufacturing)

THE U.S. TREASURY MONEY FUND OF AMERICA

OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President,
The Tax-Exempt Money Fund of America
Vice President-Investment Management Group, Capital Research and Management Company

TERESA S. COOK
Los Angeles, California
Vice President,
The Cash Management Trust of America and
The U.S. Treasury Money Fund of America
Senior Vice President-Investment Management Group, Capital Research and Management Company

MARY C. CREMIN
Brea, California
Vice President and Treasurer
Senior Vice President-Fund Business Management Group, Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President
Senior Vice President-Fund Business Management Group,
Capital Research and Management Company

SARAH P. LUCAS
Los Angeles, California
Assistant Vice President,
The Cash Management Trust of America and
The U.S. Treasury Money Fund of America
Assistant Vice President-Investment Management Group, Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary
Vice President-Fund Business Management Group,
Capital Research and Management Company

THE TAX-EXEMPT MONEY FUND OF AMERICA

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary
Assistant Vice President-Fund Business Management Group, Capital Research and Management Company

NYMIA M. CUCUECO
Brea, California
Assistant Treasurer,
The Tax-Exempt Money Fund of America
Vice President-Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Assistant Treasurer
Vice President-Fund Business Management Group, Capital Research and Management Company

     Leonard Weil retired from the Board effective December 31, 1994. He has been a member of the Board of Trustees of The Cash Management Trust of America since December 15, 1987, and of the Boards of The U. S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America since their inceptions. The Trustees thank him for his many contributions to the funds.

     Diane Creel and Leonard Fuller were elected Trustees effective September 22, 1994.

OFFICES OF THE FUNDS AND OF THE INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster
345 California Street
San Francisco, California 94104-2675

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUNDS' TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds. If used as sales material after December 31, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  W/GRS/2757
Lit. No. MMF-01-1195

[The American Funds Group(R)]